UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2018

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

G-III Apparel Group, Ltd (Nasdaq: GIII) today supplemented its definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 11, 2018 and previously furnished to stockholders in connection with its upcoming 2018 Annual Meeting of Stockholders to be held on June 14, 2018, to provide additional information in light of comments recently made by two proxy advisory services.

A copy of G-III's Supplement to the definitive Proxy Statement, which has been filed with the SEC as Definitive Additional Materials on Schedule 14A, is included in this Report as Exhibit 99.1, and the information contained therein is incorporated into this Item 8.01 by this reference. G-III’s Supplement should be read in conjunction with the definitive Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Supplement, dated June 5, 2018, to Proxy Statement for 2018 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2018	G-III APPAREL GROUP, LTD.

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Supplement, dated June 5, 2018, to Proxy Statement for 2018 Annual Meeting of Stockholders.